Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

JUDGE:	Stacey G. C. Jernigan

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	May	2017
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Andrew Hinkelman	Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Andrew Hinkelman	6/30/2017
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

	May 31, 2017	Notes:
ASSETS
Current assets
Cash	24,524,218
Accounts receivable, net of allowance	32,118,436
Other receivables and current assets	7,448,004	See detail below
Due from related party	(8,616,469)
Medical supplies inventory	4,762,782

Total Current Assets	60,236,970

Property and equipment, net	29,634,163
Investment in unconsolidated affiliates	45,607,135
Deposits	1,540,260
Deferred tax asset	202,384,237
Intangibles, net	16,900,000
Goodwill	51,390,058
Note receivable	11,000,000
Other long-term assets	2,224,711	See detail below

Total assets	420,917,534

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities
Accounts payable - Debtor Pre-Petition	14,183,962
Accounts payable - Debtor Post Petition	1,427,357
Accounts payable - Non-Debtor	15,568,843
Accrued expenses - Debtor Pre-Petition	—	Refer to General Notes
Accrued expenses - Debtor Post Petition	19,587,441	Refer to General Notes
Accrued compensation	4,741,835
DIP Loan (with accrued PIK interest)	20,069,014
Current maturities of long-term debt	16,379,722
Current maturities of capital lease obligations	120,518
Deferred rent	925,082

Total current liabilities	93,003,774

Long-term debt, less current maturities	192,833,855
Payable to related parties pursuant to tax receivable agreement	237,913,559
Capital lease obligations, less current maturities	410,604
Deferred rent	4,696,647
Due to related party	59,160,274
Mandatorily redeemable preferred stock	28,685,682

Total liabilities	616,704,395

Shareholders’ equity (deficit)	(195,786,862)

Total liabilities and shareholders’ equity	420,917,534

Other receivables and current assets
A/R NIX	60,000
Employee Advances	27,431
Accounts Receivable - Officers	3,087
Receivable Cash in Transit	653,135
Accounts Receivable - MPT	4,760,035
Prepaid Insurance	541,925
Prepaid Rent	—
Other Prepaid Expense	542,942
Prepaid Facilities Supplies	16,773
Prepaid Maintenance Contracts	9,413
Prepaid Software Licenses	529,864
Prepaid Licenses	303,398
Total	7,448,004

Other long-term assets
Def Lease Asset - LT	133,359
Deferred Lease Cost	1,894,857
Interest Receivable	196,495
Total	2,224,711

Notes:

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

	May 31, 2017	Notes:
Revenue
Patient service revenue	$32,569,756
Provision for bad debts	(14,986,886)
Net patient service revenue	$17,582,870

Management and contract services revenue	(1,663,974)

Total net operating revenue	$15,918,895

Operating Expenses
Salaries, wages and benefits	$(20,903,996)
Equity in earnings (loss) of joint ventures	(9,853,254)
General and administration costs	(2,746,954)
Depreciation and amortization	(996,524)
Other operating expenses	(4,674,066)
Gain (loss) on disposal of assets	—

Operating income (loss)
Financing charges	$(2,061,474)
Reorganization costs, net	(2,091,353)
Other (Adjustments to Allowed Claims, debt valuation	—

Loss before income tax	$(27,408,726)
Income tax expense	(407,000)
Net Loss	$(27,815,726)

Notes:

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

	May 31, 2017	Notes:
Beginning Cash	5,088,417	Book Balance as of 04/20/2017

Cash Receipts - Patient Revenue Related	58,731,050
Cash Receipts - Debt Draw Related	19,900,000
Total Cash Receipts	78,631,050

Disbursements
Payroll, Payroll Taxes, and Benefits	20,564,918
Physician Payroll	15,193,699
Rent & Other Occupancy	6,313,035
Utilities	761,089
Equipment Leases	2,735,816
Lab Fees, Supplies & Other Patient Expenses	3,585,246
Insurance	2,008,517
Other Disbursements	6,028,695
Professional Fees	205,840
Deposits	729,419
Critical Vendors	17,175
503(b)(9)	—
Priority Claims	—
Taxes	1,415,680
Total Disbursements	59,559,129

Net Cash Flow	19,071,921

Closing Balance	24,160,338

Closing Balance Reconciliation
MOR 5 Cash Balance	24,524,218	Book Balance as of 05/31/2017
Colorado’s JPM Account	365,540
Utility Escrow	(729,419)
Closing Balance	24,160,338

May 31, 2017
Case Number	Legal Entity Name	Receipts	Disbursements	Notes
17-31432	ADPT DFW Holdings LLC	$—	$—
17-31434	Adeptus Health Inc.	—	—
17-31435	Adeptus Health LLC	—	—
17-31436	First Choice ER, LLC	39,226,369	—	Includes receipts related to non-debtor entities
17-31437	East Mesa Medical Center LLC	—	—
17-31438	League City Medical Center LLC	—	—
17-31439	East Pflugerville Medical Center LLC	312,579	276,358
17-31440	Antoine Medical Center LLC	890,092	420,427
17-31441	Legacy Trails Medical Center LLC	490,525	310,288
17-31442	East Riverside Medical Center LLC	—	217,161
17-31443	ECC Management, LLC	—	42,574,577	Includes disbursements related to non-debtor entities
17-31444	Arizona General ER LLC	—	—
17-31445	Lewis Center Medical Center LLC	—	—
17-31446	Litchfield Park Medical Center LLC	—	—
17-31447	FCER Management, LLC	—	197
17-31448	Adeptus Health Colorado Holdings LLC	—	—
17-31449	Atascocita 1960 Medical Center LLC	—	2,647
17-31450	Louetta Medical Center LLC	—	—
17-31451	First Texas Hospital Cy-Fair LLC	10,009,855	8,142,241
17-31452	Rosenberg Medical Center LLC	—	—
17-31453	Marrero Medical Center LLC	—	—
17-31454	Austin Brodie Medical Center LLC	338,874	318,070
17-31455	Adeptus Health Management LLC	—	—
17-31456	Baytown Medical Center LLC	—	—
17-31457	Meadowbrook Heights Medical Center LLC	—	—
17-31458	Medical Center of Crosby Lynchburg LLC	—	—
17-31459	Bella Terra Medical Center LLC	—	—
17-31460	Roy Richard Medical Center LLC	—	—
17-31461	Adeptus Health Phoenix Holdings LLC	—	—
17-31462	Medical Center of Spring Rayford Richards LLC	—	—
17-31463	San Antonio Nacogdoches Medical Center LLC	232,761	322,361
17-31464	Four Points Medical Center LLC	—	—
17-31465	Mesa Tierra Medical Center LLC	—	—
17-31466	Adeptus Health Ventures LLC	—	—
17-31467	San Tan Valley Medical Center LLC	—	—
17-31468	Bender’s Landing Medical Center LLC	—	—
17-31469	Friendswood Medical Center LLC	343,012	310,901
17-31470	Midlothian Medical Center LLC	—	—
17-31471	ADPT Columbus Holdings LLC	—	—
17-31472	Seguin Foster Medical Center LLC	—	—
17-31473	Mountain Park Ranch Medical Center LLC	—	—
17-31474	FTH Houston Partners LLC	—	—
17-31475	Blacklick Woods Medical Center LLC	—	—
17-31476	Sienna Plantation Medical Center LLC	—	—
17-31477	Garland Centerville Medical Center LLC	—	—
17-31478	National Medical Professionals of Arizona LLC	2,339,485	2,267,166
17-31479	ADPT Houston Holdings LLC	—	—
17-31480	South Bend Medical Center LLC	—	—
17-31481	Gilbert Medical Center LLC	—	—
17-31482	Briar Forest-Eldridge Medical Center LLC	—	—
17-31483	National Medical Professionals of Ohio LLC	—	—
17-31484	South Carrier Medical Center LLC	—	—
17-31485	Gleannloch Farms Medical Center LLC	—	—
17-31486	ADPT New Orleans Holdings LLC	—	—
17-31487	South Green Oaks Medical Center LLC	—	—
17-31488	Broad Wagoner Medical Center LLC	—	—
17-31489	Glendale Medical Center LLC	—	—
17-31490	Goodyear Medical Center LLC	—	—
17-31491	Spanish Oaks Medical Center LLC	—	—
17-31492	Greenville Stacy Medical Center LLC	—	—
17-31493	ADPT New Orleans Management LLC	—	166
17-31494	Brushy Creek Medical Center LLC	304,642	324,261
17-31495	Spring 2920 Medical Center LLC	—	—
17-31496	Guadalupe River Medical Center LLC	—	—
17-31497	ADPT-AZ MPT Holdings LLC	—	—
17-31498	Camelback 83rd Medical Center LLC	—	—
17-31499	Hampden Tower Medical Center LLC	—	—
17-31500	Spring Green Medical Center LLC	147,417	293,083
17-31501	Helotes Medical Center LLC	257,310	333,513
17-31502	ADPT-AZ RE Holdings LLC	—	—
17-31503	SSH Medical Center LLC	406,108	356,523
17-31504	Hilliard Medical Center LLC	—	—
17-31505	Cedar Park Lakeline Medical Center LLC	—	—
17-31506	Sterling Ridge Medical Center II LLC	—	—
17-31507	Houston 9520 Jones Medical Center LLC	—	—

May 31, 2017
Case Number	Legal Entity Name	Receipts	Disbursements	Notes
17-31508	ADPT-CO MPT Holdings LLC	—	—
17-31509	Centennial Medical Center LLC	—	—
17-31510	New Orleans East Medical Center LLC	—	—
17-31511	Houston FM 1960 Medical Center LLC	—	—
17-31512	ADPT-CO RE Holdings LLC	—	—
17-31513	Sterling Ridge Medical Center LLC	—	—
17-31514	Katy ER Center LLC	—	—
17-31515	Summerwood Medical Center LLC	—	—
17-31516	Center Street DP Medical Center LLC	—	—
17-31517	Keller Medical Center LLC	—	—
17-31518	Surprise Medical Center LLC	—	—
17-31519	ADPT-Columbus MPT Holdings LLC	—	—
17-31520	Kingwood Medical Center LLC	—	—
17-31521	Chandler Germann Medical Center LLC	—	—
17-31522	SW Chandler Medical Center LLC	—	—
17-31523	ADPT-Columbus RE Holdings LLC	—	—
17-31524	Kuykendahl Medical Center LLC	—	—
17-31525	Chandler Heights Medical Center LLC	—	—
17-31526	La Porte Medical Center LLC	274,649	288,639
17-31527	ADPT-DFW MPT Holdings LLC	—	—
17-31528	Sycamore School Medical Center LLC	—	—
17-31529	Cinco Ranch Medical Center LLC	—	—
17-31530	Lakewood Forest Medical Center LLC	—	—
17-31531	Tempe McClintock Baseline Medical Center LLC	—	—
17-31532	ADPT-DFW RE Holdings LLC	—	—
17-31533	ADPT-Houston MPT Holdings LLC	—	—
17-31534	Tempe Rural-Baseline Medical Center LLC	—	—
17-31535	Colonial Lakes Medical Center LLC	—	—
17-31536	ADPT-Houston RE Holdings LLC	—	—
17-31537	Texas Regional Hospital LLC	—	—
17-31538	Northwest Harris County Medical Center LLC	—	—
17-31539	Colorado General Hospital LLC	—	—
17-31540	Ohio General ER LLC	—	—
17-31541	Victory Lakes Medical Center LLC	165,247	311,207
17-31542	ADPT-LA MPT Holdings LLC	—	—
17-31543	Wadsworth-Belleview Medical Center LLC	—	—
17-31544	Conroe Medical Center LLC	—	—
17-31545	ADPT-LA RE Holdings LLC	—	—
17-31546	Waterside Medical Center LLC	—	—
17-31547	Ohio General Hospital LLC	—	—
17-31548	AJNH Medical Center LLC	325,830	287,605
17-31549	Opfree Licensing LP	—	—
17-31550	White Settlement Medical Center LLC	—	—
17-31551	Converse Medical Center LLC	350,204	326,625
17-31552	Wilderness-Hardy Oak Medical Center LLC	7,835	62,715
17-31553	Alamo Heights SA Medical Center LLC	—	—
17-31554	Copperwood Medical Center LLC	—	—
17-31555	William Cannon Medical Center LLC	—	—
17-31556	Algiers Medical Center LLC	—	—
17-31557	Creekside Forest Medical Center LLC	—	—
17-31558	OpFree RE Investments, Ltd.	—	—
17-31559	Culebra-Tezel Medical Center LLC	357,289	279,070
17-31560	De Zavala Medical Center LLC	545,648	321,881
17-31561	Alvin Medical Center LLC	334,459	298,460
17-31562	OpFree, LLC	—	—
17-31563	Dublin Medical Center LLC	—	—
17-31564	Anthem Medical Center LLC	—	—
17-31565	Eagles Nest Medical Center LLC	—	—
17-31566	Pearland 518 Medical Center LLC	—	—
17-31567	Pearland Parkway Medical Center LLC	425,871	314,559
17-31568	Pearland Sunrise Medical Center LLC	—	—
17-31569	Pflugerville Medical Center LLC	300,046	260,700
17-31570	Potranco Medical Center LLC	344,943	337,727
17-31571	Provinces Medical Center LLC	—	—
17-31572	Queen Creek Medical Center LLC	—	—
Total		$58,731,050	$59,559,129
Cash Receipts - Debt Draw Related		19,900,000	—
Total		$78,631,050	$59,559,129

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	May	MONTH	MONTH
1. 0-30		$21,318,088
2. 31-60		$18,224,154
3. 61-90		$15,746,958
4. 91+		$94,060,896
5. TOTAL ACCOUNTS RECEIVABLE (1)	$135,478,478	$149,350,096	$0	$0
6. RESERVES AND RECONCILING ITEMS (2)	$(106,121,501)	$(122,319,348)
7. Non-Debtor NMP Net A/R (3)	$0	$5,087,688
8. ACCOUNTS RECEIVABLE (NET)	$29,356,978	$32,118,436	$0	$0

(1) Schedules did not reflect aging of A/R, as such all amounts are shown in total line.

(2) Includes reconciliation items to GL including: hold accruals and bill out of service months.

(3) Debtor financials include A/R balances for NMP for owned locations in Austin, Houston and San Antonio.

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	May 2017

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0
4. OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0
6. ACCOUNTS PAYABLE (4)	$1,055,360	$371,997	$0	$0	$1,427,357

(4) Only includes aging for post-petition accounts payable for Debtors

STATUS OF POSTPETITION TAXES	MONTH:	May 2017

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	$0	$1,070,829	$1,070,829	$0
2. FICA-EMPLOYEE	$0	$573,314	$573,314	$0
3. FICA-EMPLOYER	$0	$572,064	$572,064	$0
4. UNEMPLOYMENT	$0	$4,290	$4,290	$0
5. INCOME	$0	$0	$0	$0
6. OTHER (ATTACH LIST)	$0	$0	$0	$0
7. TOTAL FEDERAL TAXES	$0	$2,220,498	$2,220,498	$0
STATE AND LOCAL
8. WITHHOLDING	$0	$7,926	$7,926	$0
9. SALES	$0	$296	$296	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$19,346	$19,346	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0
14. OTHER (ATTACH LIST)	$0	$0	$0	$0
15. TOTAL STATE & LOCAL	$0	$27,568	$27,568	$0
16. TOTAL TAXES	$0	$2,248,066	$2,248,066	$0

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

BANK RECONCILIATIONS	MONTH:	May 2017

	SEE ATTACHED SCHEDULE
	Account #1	Account #2	Account #3	TOTAL
A. BANK:
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT				$0
2. ADD: TOTAL DEPOSITS NOT CREDITED				$0
3. SUBTRACT: OUTSTANDING CHECKS				$0
4. OTHER RECONCILING ITEMS				$0
5. MONTH END BALANCE PER BOOKS	$0	$0	$0	$24,487,094
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7. Not applicable
8.
9.
10.
11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND	$37,123
13. TOTAL CASH - END OF MONTH	$24,524,218

Monthly Operating Report

ACCRUAL  BASIS-5

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

MONTH:	May 2017

BANK  RECONCILIATIONS - Attached Schedule

							Add: Total
				Last 4 Digits of Bank	General Ledger	Balance Per Bank	Deposits Not	Subtract:	Other Reconciling	Month End	Number of Last
No.	Account Owner	Bank	Account Type	Account	Account Number	Statement	Credited	Outstanding Checks	Items	Balance Per Books	Check Written
1	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Government Deposit Account	0602	n/a	—	—	—	—	—	n/a
2	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Non-Government Deposit Account	0615	n/a	—	—	—	—	—	n/a
3	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Operating Account	0592	10460	25,931	—	—	—	25,931	n/a
4	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Facility Sub Account	0663	n/a	—	—	—	—	—	n/a
5	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Facility Sub Account	0676	n/a	—	—	—	—	—	n/a
6	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6440	n/a	—	—	—	—	—	n/a
7	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7882	n/a	—	—	—	—	—	n/a
8	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	4043	n/a	—	—	—	—	—	n/a
9	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3757	n/a	—	—	—	—	—	n/a
10	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9898	n/a	—	—	—	—	—	n/a
11	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7074	n/a	—	—	—	—	—	n/a
12	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7087	n/a	—	—	—	—	—	n/a
13	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7113	n/a	—	—	—	—	—	n/a
14	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7126	n/a	—	—	—	—	—	n/a
15	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7139	n/a	—	—	—	—	—	n/a
16	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7155	n/a	—	—	—	—	—	n/a
17	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7184	n/a	—	—	—	—	—	n/a
18	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7197	n/a	—	—	—	—	—	n/a
19	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3744	n/a	—	—	—	—	—	n/a
20	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3656	n/a	—	—	—	—	—	n/a
21	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3387	n/a	—	—	—	—	—	n/a
22	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8453	n/a	—	—	—	—	—	n/a
23	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8466	n/a	—	—	—	—	—	n/a
24	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2135	n/a	—	—	—	—	—	n/a
25	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9581	n/a	—	—	—	—	—	n/a
26	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9594	n/a	—	—	—	—	—	n/a
27	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5452	n/a	—	—	—	—	—	n/a
28	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5183	n/a	—	—	—	—	—	n/a
29	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5497	n/a	—	—	—	—	—	n/a
30	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5507	n/a	—	—	—	—	—	n/a
31	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6849	n/a	—	—	—	—	—	n/a
32	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8387	n/a	—	—	—	—	—	n/a
33	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0385	n/a	—	—	—	—	—	n/a
34	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3463	n/a	—	—	—	—	—	n/a
35	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3489	n/a	—	—	—	—	—	n/a
36	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5470	n/a	—	—	—	—	—	n/a
37	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6437	n/a	—	—	—	—	—	n/a
38	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	4030	n/a	—	—	—	—	—	n/a
39	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6122	n/a	—	—	—	—	—	n/a
40	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6968	n/a	—	—	—	—	—	n/a
41	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6971	n/a	—	—	—	—	—	n/a
42	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7168	n/a	—	—	—	—	—	n/a
43	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3728	n/a	—	—	—	—	—	n/a
44	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9022	n/a	—	—	—	—	—	n/a
45	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2151	n/a	—	—	—	—	—	n/a
46	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9604	n/a	—	—	—	—	—	n/a
47	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5170	n/a	—	—	—	—	—	n/a
48	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5510	n/a	—	—	—	—	—	n/a
49	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0398	n/a	—	—	—	—	—	n/a
50	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3476	n/a	—	—	—	—	—	n/a
51	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5829	n/a	—	—	—	—	—	n/a
52	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2427	n/a	—	—	—	—	—	n/a
53	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0692	n/a	—	—	—	—	—	n/a
54	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0702	n/a	—	—	—	—	—	n/a
55	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5832	n/a	—	—	—	—	—	n/a
56	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9620	n/a	—	—	—	—	—	n/a
57	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9633	n/a	—	—	—	—	—	n/a
58	17-31478 - National Medical Professionals of Arizona LLC	Bank of America Merrill Lynch	Government Deposit Account	7384	10360	3,364	—	—	—	3,364	n/a
59	17-31478 - National Medical Professionals of Arizona LLC	Bank of America Merrill Lynch	Non-Government Deposit Account	7397	n/a	—	—	—	—	—	n/a
60	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Concentration Account	8001	10220	24,968,226	—	—	(87,906)	24,880,320	n/a
61	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Checking Disbursement Account	0174	10210	372,646	—	(2,233,281)	—	(1,860,635)	70649
62	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Disbursement Account - Utility Escrow	2984	n/a	729,419	—	—	—	729,419	n/a
63	17-31447 - FCER Management, LLC	Bank of America Merrill Lynch	Exception Item Disbursement Account	7964	10240	547,626	—	—	—	547,626	1041
64	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	ACH Disbursement Account	6981	n/a	—	—	—	—	—	n/a
65	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Employee Funded FSA/HSA Account	9143	10250	161,069	—	—	—	161,069	2360

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH:  May 2017

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Multiple	Salary	$608,574	$608,574
2. Multiple	Expense Reimbursement	$71,739	$71,739
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$680,313	$680,313

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1. Houlihan Lokey	Docket 293 Dated June 6th, 2017 (Final Order Authorizing Use Of Cash Collateral)	As Invoiced	$205,840	$205,840
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS			$205,840	$205,840	$0

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. Equipment Leases (Multiple)	$968,483	$(817,730)	$150,754
2.
3.
4.
5.
6. TOTAL	$968,483	$(817,730)	$150,754

Notes:

Equipment Leases only includes those amounts associated to Debtor entities

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	ADPT DFW Holdings LLC, et al.

CASE NUMBER:	17-31432 (jointly administered)

MONTH:  May 2017

QUESTIONNAIRE

	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3.            The Debtors have receivables on account of intercompany transfers and transfer to Non-Debtor JV entities that have been made in the ordinary course of business.

4.            Payments have been made by Debtors in accordance with the approved wage, critical vendor, DIP, sales tax, and insurance orders.

5.            The Court approved the DIP financing. See Docket #293.

11.     Payments have been made by the Debtors for sales tax payments.

INSURANCE

	YES	NO
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #13

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Refer to Insurance Order Docket # 13